Equipment on Operating Leases (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Scheduled minimum rental payments for operating leases
2013	$ 754
2014	523
2015	318
2016	172
2017	63
Thereafter	19
Total	1,849
Equipment leased to others
Equipment on operating leases
Equipment on operating leases, at cost	4,410	4,082	4,241
Less: Accumulated depreciation	(1,451)	(1,471)	(1,530)
Equipment on operating leases, net	$ 2,959	$ 2,611	$ 2,711